UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section240.14a-12

Lakeshore Acquisition I Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LAKESHORE ACQUISITION I CORP.
Suite A-2F, 555 Shihui Road, Songjiang District,
Shanghai, China, 201100
NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD [           ], 2022
TO THE SHAREHOLDERS OF
LAKESHORE ACQUISITION I CORP.:
You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of LAKESHORE ACQUISITION I CORP., (the “Company,” “Lakeshore,” “we,” “us” or “our”) to be held at 10:30 a.m. ET on [           ], 2022. For the purposes of the articles of association of Lakeshore, the physical place of the meeting will be Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China, 201100. Due to the COVID-19 pandemic, the Company will be holding the General Meeting virtually at:

www.virtualshareholdermeeting.com/[           ]

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:
•
The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from September 15, 2022 (the “Original Termination Date’) to December 15, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the shares sold in the Company’s initial public offering (the “Public Shares”) (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining holders of Public Shares and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (b) and (c) above) to the Company’s obligations to provide for claims of creditors and the requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until March 15, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred:

RESOLVED, as a special resolution: “that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 44.7 and 44.8 in their entirety and the insertion of the following language in their place:
44.7
In the event that the Company does not consummate a Business Combination by December 15, 2022 (the “Extension Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
Notwithstanding this Article or any other provision of the Articles, without approval of the Members, the Directors may, at their option and upon five days’ advance notice prior to the applicable deadline, extend the period of time to consummate a Business Combination up to three times, each by an additional one month (for a total of up to three months from the Extension Date to consummate a Business Combination) (as applicable, the “Deadline Date”), unless the consummation and closing of a Business Combination shall have occurred.
44.8
In the event that any amendment is made to the Articles:

(a)
to modify the substance or timing of the Company’s obligation to allow redemption of the Public Shares or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Extension Date or, if applicable, the Deadline Date, or such later time as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.
•
The Adjournment Proposal — to consider and vote upon a proposal by the following ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal:

RESOLVED, as an ordinary resolution: “that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”
Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s board of directors has fixed the close of business on [           ], 2022 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; and (ii) “FOR” the Adjournment Proposal.
Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the General Meeting. Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.
I look forward to seeing you at the meeting.
By Order of the Board of Directors,
Bill Chen

Chief Executive Officer and Chairman
[           ], 2022
Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by Morrow Sodali LLC prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [           ], 2022: This notice of meeting, the accompany proxy statement and proxy card are available at [                 ].

LAKESHORE ACQUISITION I CORP.
Suite A-2F, 555 Shihui Road, Songjiang District,
Shanghai, China, 201100
PROXY STATEMENT
LAKESHORE ACQUISITION I CORP., (the “Company,” “Lakeshore,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the General Meeting to be held 10:30 a.m. ET on [           ], 2022. For the purposes of the articles of association of Lakeshore, the physical place of the meeting will be Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China, 201100. Due to the COVID-19 pandemic, the Company will be holding the General Meeting virtually at:

www.virtualshareholdermeeting.com/[           ]

The General Meeting will be held for the sole purpose of considering and voting upon:
•
The Extension Proposal — to consider and vote upon a proposal (the “Extension Proposal”) by special resolution to amend the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from September 15, 2022 (the “Original Termination Date”) to December 15, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the shares sold in the Company’s initial public offering (the “Public Shares”) (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining holders of Public Shares and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (b) and (c) above) to the Company’s obligations to provide for claims of creditors and the requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until March 15, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred; and

•
The Adjournment Proposal — to consider and vote upon a proposal by the following ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

The purpose of the Charter Amendment is to allow the Company more time to complete its proposed business combination (the “Proposed Business Combination”) pursuant to the Business Combination Agreement, dated as of May 9, 2022, as it may be amended, which provides for a business combination between Lakeshore and ProSomnus Holdings Inc., a Delaware corporation (the “Seller”). The Company’s prospectus for its initial public offering (the “IPO”) and charter provide that the Company has until the Original Termination Date to complete a business combination. While we have entered into a definitive agreement with the Seller in respect of the Proposed Business Combination, our board of directors currently believes that there will not be sufficient time before the Original Termination Date to hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Original Termination Date to the Extended Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination by the Extended Date may be extended up to three times by an additional one month each time until the Additional Extension Date, which is a total of up to 21 months to complete an initial business combination after the Company’s IPO.
If the Charter Amendment proposal is not approved at the General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by September 15, 2022, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the shares sold in the Company’s initial public offering (the “Public Shares”) (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining holders of Public Shares and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (b) and (c) above) to the Company’s obligations to provide for claims of creditors and the requirements of applicable law.
The Board has fixed the close of business on [           ], 2022 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 7,095,425 outstanding Company ordinary shares (the “Ordinary Shares”), including 5,467,000 outstanding Public Shares. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.
We know that many of our shareholders will be unable to attend the General Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the General Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the General Meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the General Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.
This proxy statement contains important information about the General Meeting, the Extension Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.
This proxy statement is dated [           ], 2022 and, together with the proxy card, is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.
Q.
What is being voted on?

A.
You are being asked to consider and vote upon (x) a proposal by special resolution to amend the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from September 15, 2022 (the “Original Termination Date”) to December 15, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the shares sold in the Company’s initial public offering (the “Public Shares”) (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining holders of Public Shares and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (b) and (c) above) to the Company’s obligations to provide for claims of creditors and the requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until March 15, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred; and (y) a proposal to adjourn the General Meeting if necessary.

Q.
Why is the Company proposing the Extension Proposal?

A.
The Company is a blank check company incorporated on January 6, 2021 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On June 15, 2021, the Company consummated an initial public offering (“IPO”) of 5,000,000 public units at a price of $10.00 per public unit. On June 28, 2021, the underwriters partially exercised their over-allotment option and the Company sold an additional 467,000 public units at a price of $10.00 per public unit. Simultaneously with the closing of the IPO, Lakeshore consummated the sale of 250,000 units at $10.00 per unit (the “Private Units”), in a private placement to RedOne Investment Limited (the “Sponsor”), hedge funds and the representatives of underwriters and certain of their affiliates, generating gross proceeds of $2,500,000. Simultaneously with the closing of the underwriters’ partial exercise of the over-allotment option, Lakeshore sold an additional 11,675 Private Units at a price of $10.00 per Private Unit to the above-mentioned purchasers in a private placement, generating gross proceeds to us of $116,750. The IPO and the private placement, including the over-allotment, generated proceeds of $54,670,000, which were deposited in a trust account established for the benefit of the persons holding Public Shares.

Our Existing Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before September 15, 2022. On May 9, 2022, the Company entered into a Business Combination Agreement which provides for a business combination (the “Proposed Business Combination”) between Lakeshore and ProSomnus Holdings Inc., a Delaware corporation (the “Seller”).The Company believes the Seller is a compelling opportunity for the Company’s initial business combination.
While the Company has entered into a definitive agreement with the Seller in respect of the Proposed Business Combination, the Company’s board of directors currently believes that there will not be sufficient time before the Extended Date to hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, the Company’s board of directors believes that in order to be able to consummate the Proposed Business Combination, the Company will need to extend the time available to consummate an initial business combination under the Existing Charter.
YOU ARE NOT BEING ASKED TO VOTE ON THE BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).
Q.
Why should I vote for the Extension Proposal?

A.
The Board believes shareholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Extension Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Extension Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a shareholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.
You will have redemption rights in connection with the Extension Proposal; however, you will not have any redemption rights in connection with the Company’s electing to extend on a monthly basis after the Extended Date until the Additional Extension Date.
Q.
May I redeem my Public Shares in connection with the vote on the Extension Proposal?

A.
Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of Public Shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to holders’ right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.
Q.
Why is the Company proposing the Adjournment Proposal?

A.
To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Proposal.

Q.
How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.
All of the Company’s shareholders as of immediately prior to our IPO (collectively, the “Initial Shareholders”), including our directors and officers and the Sponsor, are expected to vote any Company ordinary shares (the “Ordinary Shares”) over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.
Our Initial Shareholders, including our officers and directors, are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, they held 1,628,425 Ordinary Shares representing approximately 22.95% of the Company’s issued and outstanding Ordinary Shares.
The Company’s initial stockholders beneficially owned [           ] Public Shares in the aggregate as of the Record Date and may choose to purchase additional Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.
Q.
What vote is required to adopt the proposals?

A.
Extension Proposal.   The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal.   The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.
Q.
What if I do not want to approve the Extension Proposal or the Adjournment Proposal?

A.
If you do not want to approve the Extension Proposal or the Adjournment Proposal, you must vote against each proposal.

Q.
Will you seek any further extensions to liquidate the trust account?

A.
Other than the extensions until the Extended Date, or the Additional Extension Date, if applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.
What happens if the Extension Proposal is not approved?

A.
If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until September 15, 2022 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved by September 15, 2022 and we are unable to consummate the Proposed Business Combination prior to or on September 15, 2022, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, we will undergo the voluntary liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). No vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Existing Charter. At such time, the Private Units will expire and the Sponsor will receive nothing upon a liquidation with respect to such Private Units, and the Private Units will be worthless.

The amount in the trust account (less approximately $[           ] representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to holders of the Ordinary Shares issued in the IPO (the “Public Shareholders”) the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.
The Initial Shareholders have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the 1,628,425 Ordinary Shares held or controlled by our Initial Shareholders prior to the IPO (the “insider shares”) and the Ordinary Shares included as part of the private units issued in a private placement that was consummated in connection with the IPO (the “Private Shares”) and to vote their insider shares and Private Shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our Private Units, which will expire worthless.
Q.
If the Extension Proposal is approved, what happens next?

A.
If the Extension Proposal is approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date, or the Proposed Business Combination or a potential alternative initial business combination until the Additional Extension Date, if applicable, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination by the Extended Date, or the Proposed Business Combination or a potential alternative initial business combination by the Additional Extension Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.
Q.
Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.
Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Shareholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Existing Charter.

Q.
How do I change my vote?

A.
If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, the Company’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: LAAA.info@investor.morrowsodali.com, prior to the commencement of the General Meeting.

Q.
How are votes counted?

A.
The Company’s proxy solicitor, Morrow Sodali LLC, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal.   The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the outstanding Ordinary Shares of the Company who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.
Adjournment Proposal.   The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the outstanding Ordinary Shares of the Company who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.
Q:
If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:
No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Existing Charter), but the abstention will have no effect on the outcome of such proposal.
Q:
What will happen if I abstain from voting or fail to vote at the General Meeting?

A:
At the General Meeting, Lakeshore will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.
Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by Lakeshore without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q:
If I am not going to attend the General Meeting, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.
Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your Ordinary Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902
Toll-Free (800) 662-5200 or (203) 658-9400
Email: LAAA.info@investor.morrowsodali.com
Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.
What is a quorum requirement?

A.
A quorum of Shareholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the General Meeting, [           ] Ordinary Shares, in the aggregate, would be required to achieve a quorum.

Q.
Who can vote at the General Meeting?

A.
Only holders of record of the Company’s Ordinary Shares at the close of business on [           ], 2022 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 7,095,425 outstanding Ordinary Shares, including 5,467,000 outstanding Public Shares.

Shareholder of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner:  Shares Registered in the Name of a Broker or Bank.   If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q.
Does the Board recommend voting for the Extension Proposal and the Adjournment Proposal?

A.
Yes. The Board recommends that the Company’s Shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

Q.
What interests do the Company’s directors and officers have in the approval of the Extension Proposal?

A.
The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private warrants that will become worthless if the Extension Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.
What if I object to the Extension Proposal? Do I have appraisal rights?

A.
Company Shareholders do not have appraisal rights in connection with the Extension Proposal.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.
How do I redeem my Ordinary Shares of the Company?

A.
In connection with the General Meeting and the vote on the Extension Proposal, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Ordinary Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, no later than two business days prior to the General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.
Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Lakeshore will pay the cost of soliciting proxies for the General Meeting. Lakeshore has engaged Morrow Sodali LLC, to assist in the solicitation of proxies for the General Meeting. Lakeshore has agreed to pay Morrow a fee of $22,500, plus disbursements. Lakeshore will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Lakeshore will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. Lakeshore’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Lakeshore’s proxy solicitor at:

Morrow Sodali LLC
Toll-Free (800) 662-5200 or (203) 658-9400
Email: LAAA.info@investor.morrowsodali.com
You may also obtain additional information about Lakeshore from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 31, 2022, and the Company’s registration statement on Form S-4 (File No. 333-265885), filed with the SEC on June 29, 2022 in connection with the Proposed Business Combination. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.
All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND
The Company
Lakeshore is a Cayman Islands exempted company formed on January 6, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. Lakeshore’s efforts to identify a prospective target business are not be limited to any particular industry or geographic region.
On June 15, 2021, Lakeshore consummated its initial public offering (“IPO”) of 5,000,000 units at $10.00 per unit (the “Public Units’), generating gross proceeds of $50,000,000. Each unit consists of one ordinary share and three-quarters of one warrant. Simultaneously with the closing of the IPO, Lakeshore consummated the sale of 250,000 units at $10.00 per unit (the “Private Units”), in a private placement to RedOne Investment Limited (the “Sponsor”), hedge funds and the representatives of underwriters and certain of their affiliates, generating gross proceeds of $2,500,000.
On June 28, 2021, the underwriters partially exercised the over-allotment option to purchase an additional 467,000 Public Units at a purchase price of $10.00 per Public Unit, generating gross proceeds of $4,670,000. Simultaneously with the closing of the underwriters’ partial exercise of the over-allotment option, Lakeshore sold an additional 11,675 Private Units at a price of $10.00 per Private Unit to the above-mentioned purchasers in a private placement, generating gross proceeds to us of $116,750.
Upon the consummation of the IPO and the underwriters’ partial exercise of the over-allotment option, and associated private placements, $54,670,000 of cash was placed in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee.
Our Existing Charter provides for the return of the IPO proceeds held in the trust account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before September 15, 2022. The Company is currently in the process of completing its proposed business combination (the “Proposed Business Combination”) pursuant to the Business Combination Agreement, dated as of May 9, 2022, as it may be amended, which provides for a business combination between Lakeshore and ProSomnus Holdings Inc., a Delaware corporation (the “Seller”).
The mailing address of our principal executive office is Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China, 201100. Our telephone number is (917) 327-9933.

PROPOSAL 1
THE EXTENSION PROPOSAL
The Extension Proposal
The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from September 15, 2022 (the “Original Termination Date’) to December 15, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the shares sold in the Company’s initial public offering (the “Public Shares”) (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining holders of Public Shares and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (b) and (c) above) to the Company’s obligations to provide for claims of creditors and the requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until March 15, 2023 (the “Additional Extension Date”) or a total of up to six months after the Original Termination Date, unless the closing of the Company’s initial business combination shall have occurred. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Proposed Business Combination. Approval of the Extension Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.
All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the trust account, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the amount of redemptions, if any.
The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $[    ] per Public Share. The closing price of the Company’s Ordinary Shares on the Record Date was $[    ]. The Company cannot assure Shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Shareholders wish to sell their shares.
Reasons for the Extension Proposal
The purpose of the Charter Amendment is to allow the Company more time to complete the Proposed Business Combination. The Company’s IPO prospectus and the Existing Charter provide that the Company has until the Original Termination Date to complete a business combination. While we have entered into a definitive agreement with the Seller in respect of the Proposed Business Combination, our board of directors currently believes that there will not be sufficient time before the Original Termination Date to hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Original Termination Date to the Extended Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination by the Extended Date may be extended up to three times by an additional one month each time until the Additional Extension Date, which is a total of up to 21 months to complete an initial business combination after the Company’s IPO.

If the Extension Proposal Is Not Approved
If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until September 15, 2022 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved on September 15, 2022 and we are unable to consummate the Proposed Business Combination prior to or on September 15, 2022, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, this has the same effect as if we had formally gone through a voluntary liquidation procedure under the Companies Act. Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution. At such time, the Private Units will expire and our Sponsor will receive nothing upon a liquidation with respect to such Private Units, and the Private Units will be worthless.
The amount in the trust account (less approximately $[    ] representing the aggregate nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our Public Shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.
Our Initial Shareholders, including our Sponsor, have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the insider shares and Private Shares and to vote their insider shares and Private Shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our private warrants, which will expire worthless.
If the Extension Proposal is Approved
If the Extension Proposal is approved, the Company will file an amendment (the “Extension Amendment”) to the Existing Charter with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date and to permit the Company, in its sole discretion, upon five days’ advance notice prior to the applicable deadline, to elect to extend after the Extended Date up to three times by an additional one month each time, unless the closing of the Proposed Business Combination or a potential alternative business combination shall have occurred. The Additional Extension Date is March 15, 2023, which is 21 months after the IPO. The Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date or the Additional Extension Date, if necessary, or until the Board determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or a potential alternative business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Ordinary Shares will remain publicly traded during the extension period.
YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS

SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.
Redemption Rights
If the Extension Proposal is approved, and the Extension Amendment is filed, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.
If the Extension Proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment is filed.
If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[           ] that was in the trust account as of the Record Date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of Public Shares).
TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: MARK ZIMKIND, E-MAIL: MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST DELIVER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.
The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.
The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.
The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.

The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.
The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $[    ] per Public Share. The closing price of the Ordinary Shares on the Record Date was $[    ]. The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.
Required Vote
The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.
We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.
Our sponsor, RedOne Investment Limited, a BVI company affiliated with our Chairman and Chief Executive Officer, has equity holders that reside outside the United States. We therefore may be considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by September 15, 2022 (or December 15, 2022 if the Extension Proposal is approved by the shareholders) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $[    ] per share, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Full Text of the Resolution.
Please see Annex A.
THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2
THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.
Required Vote
This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding Ordinary Shares present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting vote “FOR” the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.
Full Text of the Resolution
RESOLVED, as an ordinary resolution: “that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”
THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

THE GENERAL MEETING
Date, Time and Place.   For the purposes of the articles of association of Lakeshore, the physical place of the meeting will Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China, 201100. The General Meeting will be held at 10:30 a.m., ET on [  ], 2022 virtually at:

www.virtualshareholdermeeting.com/[  ]

Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares at the close of business on [  ], 2022, the Record Date for the General Meeting. At the close of business on the Record Date, there were 7,095,425 outstanding Ordinary Shares each of which entitles its holder to cast one vote on the proposal. Company warrants do not carry voting rights.
Proxies; Board Solicitation.   Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Morrow Sodali LLC is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $22,500 in fees, plus disbursements for such services.
Required Votes
The Extension Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.
The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal. On the Record Date, they held 1,628,425 Ordinary Shares representing approximately 22.95% of the Company’s issued and outstanding ordinary shares.
The Company’s Sponsor, directors and executive officers beneficially owned [  ] Public Shares in the aggregate as of the Record Date and may choose to purchase additional Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal.
The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the Ordinary Shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.
Interests of the Company’s Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
If the Proposed Business Combination is not completed by September 15, 2022 (unless such date is extended as provided in the Existing Charter), Lakeshore will be required to dissolve and liquidate. In

such event, [     ] Ordinary Shares held by the Initial Shareholders which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless because the Initial Shareholders and the Sponsor have agreed to waive their rights to any liquidation distributions. Such shares had an aggregate market value of approximately $[    ] based on the closing price of the Public Shares of $[    ] on Nasdaq as of [      ], 2022.
•
If the Proposed Business Combination is not completed by September 15, 2022 (unless such date is extended as provided in the Existing Charter), [  ] Private Units purchased by the Initial Shareholders for a total purchase price of $[    ], will be worthless because the Initial Shareholders have agreed to waive their rights to any liquidation distributions. Such Private Units had an aggregate market value of approximately $[    ] based on the closing price of the Public Shares of $[    ] on Nasdaq as of [      ], 2022.

•
If the Proposed Business Combination is not completed by September 15, 2022 (unless such date is extended as provided in the Existing Charter), the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Lakeshore for services rendered or contracted for or products sold to Lakeshore.

•
The Sponsor and Lakeshore’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Lakeshore’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the proposed Business Combination is not completed by September 15, 2022 (unless such date is extended as provided in the Existing Charter), they will not have any claim against the Trust Account for reimbursement. Accordingly, Lakeshore may not be able to reimburse these expenses if the Proposed Business Combination or another business combination is not completed within the allotted time period. As of the record date, the Sponsor and Lakeshore’s officers and directors and their affiliates had incurred approximately $[    ] of unpaid reimbursable expenses.

•
The merger agreement entered into in connection with the Proposed Business Combination provides for the continued indemnification of Lakeshore’s current directors and officers and the continuation of directors and officers liability insurance covering Lakeshore’s current directors and officers.

•
Lakeshore’s officers and directors (or their affiliates) may make loans from time to time to Lakeshore to fund certain capital requirements. As of the date of this proxy statement, no such loans have been made, but loans may be made after the date of this proxy statement. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to Lakeshore outside of the Trust Account.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.
Board Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth as of the Record Date, the number of Ordinary Shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding Ordinary Shares; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of the Record Date, we had 7,095,425 Ordinary Shares issued and outstanding.
Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares owned by them. As per the definition of beneficial ownership above, the following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of derivative securities that are not exercisable within 60 days of the Record Date.
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Bill Chen(2)	664,378	9.36%
Laura Li	5,000	*
H. David Sherman	20,000	*
Jianzhong Lu	5,000	*
Yan Zhu	10,000	*
All directors and officers (5 individuals) as a group	704,378	9.93%
Greater than 5% Holders
RedOne Investment Limited(2)(3)	664,378	9.36%
Karpus Investment Management(4)	410,150	5.78%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the individuals is Suite A-2F, 555 Shihui Road, Songjiang District, Shanghai, China 201100.

(2)
Represents shares held by our sponsor. Mr. Chen has voting and dispositive power over the shares held of record by our sponsor. Mr. Chen disclaims any beneficial ownership of the shares held by our sponsor, except to the extent of his pecuniary interest therein.

(3)
Based on a Schedule 13G filed on February 14, 2022.

(4)
Based on a Schedule 13G filed on February 14, 2022. The address of the Reporting Person is 183 Sully’s Trail, Pittsford, New York 14534.

Subject to certain limited exceptions, our Initial Shareholders have agreed not to transfer, assign or sell their insider shares until six months after the date of the consummation of our initial business combination or earlier if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.
During the lock-up period, the holders of these shares will not be able to sell or transfer their securities except (1) to our officers, directors, shareholders, employees and members of our sponsor and their affiliates, (2) if a holder is an entity, as a distribution to its, partners, shareholders or members upon its liquidation, (3) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is a holder or a member of a holder’s immediate family, for estate planning purposes, (4) by virtue of the laws of descent and distribution upon death, (5) pursuant to a qualified domestic relations order, (6) by certain pledges to secure obligations incurred in connection with purchases of our securities, (7) by private sales at prices no greater than the price at which the shares were originally purchased or (8) to us for no value for cancellation in connection with the consummation of our initial business combination, in each case (except for clause 8 or with our prior consent) where the transferee agrees to the terms of the insider letter. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its Shareholders are permitted to deliver to two or more Shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: LAAA.info@investor.morrowsodali.com.
OTHER BUSINESS
The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.
WHERE YOU CAN FIND MORE INFORMATION
The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902
Toll-Free (800) 662-5200 or (203) 658-9400
Email: LAAA.info@investor.morrowsodali.com
In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than [  ], 2022.

ANNEX A
EXTENSION AMENDMENT
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
LAKESHORE ACQUISITION I CORP.
RESOLVED, as a special resolution: “that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 44.7 and 44.8 in their entirety and the insertion of the following language in their place:
44.7
In the event that the Company does not consummate a Business Combination by December 15, 2022 (the “Extension Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
Notwithstanding this Article or any other provision of the Articles, without approval of the Members, the Directors may, at their option and upon five days’ advance notice prior to the applicable deadline, extend the period of time to consummate a Business Combination up to three times, each by an additional one month (for a total of up to three months from the Extension Date to consummate a Business Combination) (as applicable, the “Deadline Date”), unless the consummation and closing of a Business Combination shall have occurred.
44.8
In the event that any amendment is made to the Articles:

(a)
to modify the substance or timing of the Company’s obligation to allow redemption of the Public Shares or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Extension Date or, if applicable, the Deadline Date, or such later time as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

A-1

FORM OF PROXY CARD LAKESHORE ACQUISITION I CORP.PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERSTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [_], 2022: The Proxy Statement is available at https://www.cstproxy.com/[_]. The undersigned hereby appoints Bill Chen as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “General Meeting”) of Lakeshore Acquisition I Corp. (the “Company”), to be held via teleconference as described in the Proxy Statement on [_], 2022 at 10:30 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of General Meeting, dated [_], 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows: 1.Extension Proposal — Approval of an amendment to the company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from september 15, 2022 (the “Original Termination Date”) to december 15, 2022 (the “Extended Date”), the date by which, if the company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving one or more businesses or entities, the company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the shares sold in the company’s initial public offering (the “Public Shares”) (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of the company’s remaining holders of public shares and the company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (b) and (c) above) to the company’s obligations to provide for claims of creditors and the requirements of applicable law, and (ii) allow the company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to three times by an additional one month each time after the extended date, upon five days’ advance notice prior to the applicable deadlines, until march 15, 2023 or a total of up to six months after the original termination date, unless the closing of the company’s initial business combination shall have occurred. For Against Abstain 2.Adjournment Proposal — Approval of the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the extension proposal, to amend the extension proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. For Against Abstain NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Dated: Signature of Stockholder PLEASE PRINT NAME Certificate Number(s) Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the General Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.